Exhibit 10.6

Amendment to Shared Services Agreement

This amendment is to the original SHARED SERVICES AGREEMENT dated as of January 11, 2012 (the “Effective Date”) and entered into between PositiveID Corporation, a Delaware corporation (“PSID”), and VeriTeQ Acquisition Corporation, a Florida corporation (“VeriTeQ”).

The amendments are as follows:

1.	Effective June 1, 2012 the monthly charge for shared services as outlined in Section 1.2(a)(i) shall be reduced from $30,000 to $12,000.
2.	The parties have agreed to convert all amounts owed under the Shared Services Agreement as of May 31, 2012 ($160,004) to 2,285,779 common shares of VeriTeQ at a per price share of $0.07.

All other terms of the Shared Services Agreement not specifically amended herein shall remain as originally written.

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of June 25, 2012.

POSITIVEID CORPORATION

By:	/s/William Caragol
Name:	William Caragol
Title:	Chief Executive Officer
Date:	June 25, 2012

VERITEQ ACQUISITION CORPORATION

By:	/s/Scott R. Silverman
Name:	Scott R. Silverman
Title:	Chief Executive Officer
Date:	June 25, 2012